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Exhibit 10.30

                     PIGGYBACK REGISTRATION RIGHTS AGREEMENT

     This Agreement dated as of June 14, 1996 is entered into by and among VIDEOLAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and QUEST ENTER PRISES, INC., a __________ corporation ("QEI").

     WHEREAS, the Company and QEI have entered into an Option Agreement of even date herewith (the "Option Agreement") pursuant to which QEI has the right to acquire common stock of the Company; and

     WHEREAS, the Company and QEI desire to provide for certain arrangements with respect to the registration of such shares of capital stock of the Company under the Securities Act of 1933 ;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, $.01 par value per share, of the Company.

          "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation); with equivalent state filings.

          "Registration Expenses" means the expenses described in Section 4.

          "Registrable Shares" means (i) the Shares and (ii) any other shares of Common Stock issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that Shares which are Registrable Shares shall cease to be Registrable Shares at such time that the Shares become eligible for resale pursuant to Rule 144(k) under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" means the shares of Common Stock issued upon exercise of the Option (as defined in the Option Agreement).
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     2. Incidental Registration.


          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to QEI of its intention to do so and, upon the written request of QEI given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by QEI to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of QEI; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to QEI and provided further that the Company shall only be required to register the Registrable Shares under the securities laws of one state.

          (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering (a "Share Cutback"), then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which QEI has requested to be included, then QEI and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

          (c) Upon the first registration of the Shares pursuant to this Section 2, QEI shall not be entitled to any further registration rights under this Agreement, unless the number of Shares to be included in the offering made pursuant to such registration is limited in accordance with Section 2(b) to a number less than the total number of Registrable Shares which QEI has requested to be included.

     3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the



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Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 90 days after the effective date thereof;

          (c) as expeditiously as possible furnish to QEI such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as QEI may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by QEI; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of the states designated by QEI, and do any and all other acts and things that may be necessary or desirable to enable QEI to consummate the public sale or other disposition in such states of the Registrable Shares owned by QEI; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a consent to service of process, other than a consent to service limited to claims or matters arising out of or in connection with the offering of securities in connection with the Registration Statement, in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to QEI and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify QEI and, if requested, QEI shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide QEI with revised prospectuses and, following receipt of the revised prospectuses, QEI shall be free to resume making offers of the Registrable Shares.

     4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting fees, discounts and selling commissions attributable to the sale of Registrable Shares and the fees and expenses of counsel retained by QEI.

     5. Information from QEI. QEI shall furnish to the Company such information regarding QEI and the distribution proposed by QEI as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     6. Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which QEI would be entitled to receive in exchange for Registrable Shares under any such


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merger, consolidation or reorganization; provided, however, that the provisions of this Section 6 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if QEI is entitled to receive in exchange for its Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     7. Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate five years from the date of this Agreement.

     8. General.

          (a) Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to QEI, with a copy to Brown, Todd & Heyburn PLLC, 3200 Providian Center, Louisville, Kentucky, 40202-3363,
Attention: William G. Strench; or

     If to QEI, at ____________________, or at such other address or addresses as may have been furnished to the Company in writing by QEI, with a copy to ____________________, Attention: _______________.

     Notices provided in accordance with this Section 8(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and QEI. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

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          (f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky.

     Executed as of the date first written above.

                                    VIDEOLAN TECHNOLOGIES, INC.
                                    ("Company")

                                    By:_________________________________________

                                    Title:______________________________________

                                    QUEST ENTERPRISES, INC.
                                    ("QEI")

                                    By:_________________________________________

                                    Title:______________________________________


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